                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") dated as of April 21, 1997 is entered into by and among WELLPOINT HEALTH NETWORKS INC., a California corporation (the "Company"), each of the financial institutions that is a signatory hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative and bid agent for the Banks (in such capacity, the "Administrative Agent"), NATIONSBANK OF TEXAS, N.A., as syndication agent for the Banks (in such capacity, the "Syndication Agent"), and CHASE MANHATTAN BANK, as documentation agent for the Banks (in such capacity the "Documentation Agent") and amends that certain Credit Agreement dated as of May 15, 1996 among the Company, the Banks, the Administrative Agent, Syndication Agent and the Documentation Agent, as amended by a First Amendment to Credit Agreement dated as of June 28, 1996 and a Second Amendment to Credit Agreement dated as of April 21, 1997 (as so amended, the "Agreement").

                                    RECITALS

          A. Pursuant to Section 2.11 of the Agreement, the Company has requested that the Maturity Date be extended to May 15, 2002. In connection therewith, the parties desire to clarify a portion of Section 2.11.

          B. The Banks and the Agents are willing to consent to the foregoing and to so amend the Agreement, all on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2. Extension of Maturity Date. Pursuant to the Company's request pursuant to Section 2.11 of the Agreement, by signing below all Banks and the Agents hereby consent to the Maturity Date being extended to May 15, 2002, and, accordingly, the Maturity Date is hereby extended, with no further actions, consents or notices required under Section 2.11 of the Agreement or otherwise. For purposes of this extension only and this Third Amendment, the 15 Business Day response time set forth in Section 2.11 of the Agreement shall not be applicable.





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          3.   Amendments to Agreement.  The Agents and the Banks hereby agree that the Agreement is amended as follows:

          3.1 The definition of "Maturity Date" in Section 1.01 of the Agreement is amended by deleting "May 15, 2001" and inserting May 15, 2002" in lieu thereof.

          3.2 Section 2.11 of the Agreement is amended and restated in its entirety as follows:

               "2.11     Optional Extension of Commitments.  The Company may
          request the Banks to extend the Maturity Date for a period of one year by delivering a written request for such extension to the Administrative Agent on or before the 30th day (but no more than 60 days) prior to any anniversary of the Effective Date. Such extension shall require the consent of Banks holding at least ninety percent of the Commitments at the time of such request and, prior to such extension becoming effective, shall also require the consent of all the Banks not replaced pursuant to Section 4.08. Each Bank shall respond in writing to the Company's request for extension by providing written notice of its acceptance or rejection of such request to the Administrative Agent within 15 Business Days after the date on which such written request was transmitted by the Company. Any Bank not responding within such period shall be deemed to have rejected such request for extension. In the event any Bank rejects or is deemed to have rejected a request for extension pursuant to this Section 2.11, the replacement of any such Bank and extension of the Commitments, if any, shall be governed by Section 4.08. The Maturity Date may only be extended once pursuant to this Section 2.11 and shall in no event be extended to a date which is after the seventh anniversary of the Effective Date."


          4. Representations and Warranties. The Company represents and warrants to the Banks and the Agents that, on and as of the date hereof, and after giving effect to this Third Amendment:

          4.1 Authorization. The execution, delivery and performance of this Third Amendment have been duly authorized by all necessary corporate action by the Company and this Third Amendment has been duly executed and delivered by the Company.

          4.2 Binding Obligation. This Third Amendment is the legal, valid and binding obligation of the Company, enforceable





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against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Third Amendment will not (a) contravene the terms of the Company's articles of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject; or (c) violate any Governmental Rules where such violation would reasonably be expected to have a Material Adverse Effect. No approval, consent, exemption, authorization of other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Company of this Third Amendment, or the transactions contemplated thereby.

          4.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Article VI of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except (a) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and (b) that the representations and warranties in Sections 6.11(b) and (c) shall be deemed to exclude any Material Adverse Effect that may have occurred solely as a result of the Recapitalization.

          4.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.


          5. Conditions, Effectiveness. The effectiveness of this Third Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent:

          5.1 Corporate Resolutions. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Third Amendment and any note or other instrument or agreement required hereunder.





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          5.2  Authorized Signatories.  A certificate, signed by the Secretary or an Assistant Secretary of the Company dated as of the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Third Amendment and any instrument or agreement required hereunder on behalf of the Company.

          5.3 Other Evidence. Such other evidence with respect to the Company or any other person as any Bank may reasonably request in connection with this Third Amendment and the compliance with the conditions set forth herein.

          6.   Miscellaneous.

          6.1 Effectiveness of Agreement. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          6.2 Waivers. This Third Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          6.3 Counterparts; All Banks. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Company, all Banks and the Agents shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent.

          6.4 Jurisdiction. This Third Amendment shall be governed by and construed under the laws of the State of California.





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          IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed and delivered as of the date first written above.


                             WELLPOINT HEALTH NETWORKS INC.

                             By:  /s/ Howard G. Phanstiel
                                -----------------------------------------
                             Name:   Howard G. Phanstiel
                                  ---------------------------------------
                             Title:  Executive Vice President
                                   --------------------------------------


                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as
                                Administrative Agent


                             By:  _______________________________________
                                        Christine Cordi
                                        Vice President


                             NATIONSBANK OF TEXAS, N.A., as
                                Syndication Agent and as a Bank


                             By:  _______________________________________
                                      Elizabeth C. Gould
                                        Vice President

                             CHASE MANHATTAN BANK, as
                             Documentation Agent and as a Bank


                             By:  _______________________________________
                                        Dawn Lee Lum
                                       Vice President


                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as a Bank


                             By:  _______________________________________
                                      Pam Holloway-Dobson
                                        Vice President

(Signatures continue)





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                             ABN AMRO BANK N.V.
                             Los Angeles International Branch,
                                 as a Bank and as a Co-Agent


                             By:  _______________________________________
                                  Name:
                                  Title:

                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE BANK OF NEW YORK,
                                 as a Bank and as a Co-Agent


                             By:  _______________________________________
                                         Lisa Y. Brown
                                         Vice President

                             THE BANK OF NOVA SCOTIA,
                                 as a Bank and as a Co-Agent


                             By:  _______________________________________
                                  Name:  Alan W. Pendergast
                                  Title: Relationship Manager


                             BANQUE NATIONALE DE PARIS,
                                 as a Bank and as a Co-Agent


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:

(Signatures continue)





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                             DEUTSCHE BANK AG
                             New York Branch and/or
                             Cayman Islands Branch,
                                 as a Bank and as a Co-Agent


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:

                             MORGAN GUARANTY TRUST COMPANY OF NEW
                             YORK, as a Bank and as a Co-Agent


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                as a Bank and as a Co-Agent


                             By:  _______________________________________
                                  Name:
                                  Title:


                             BANCA DI ROMA


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE FIRST NATIONAL BANK OF CHICAGO


                             By:  _______________________________________
                                  Name:
                                  Title:

(Signatures continue)





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
                             KREDIETBANK NV


                             By:  _______________________________________
                                  Name:
                                  Title:


                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEENBANK B.A. "RABOBANK
                             NEDERLAND" NEW YORK BRANCH


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:


                             UNION BANK OF CALIFORNIA, N.A.


                             By:  _______________________________________
                                  Name:
                                  Title:


                             CREDIT SUISSE FIRST BOSTON


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:

                             THE SANWA BANK, LIMITED


                             By:  _______________________________________
                                  Name:
                                  Title:

(Signatures continue)




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                             THE SUMITOMO BANK, LIMITED


                             By:  _______________________________________
                                  Name:
                                  Title:


                             SWISS BANK CORPORATION


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:


                             BANK OF MONTREAL


                             By:  _______________________________________
                                  Name:
                                  Title:


                             BANKERS TRUST COMPANY


                             By:  _______________________________________
                                  Name:
                                  Title:


                             CIBC INC.


                             By:  _______________________________________
                                  Name:
                                  Title:

(Signatures continue)





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
                             CREDIT LYONNAIS
                             New York Branch


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE DAI-ICHI KANGYO BANK, LTD.
                             Los Angeles Agency


                             By:  _______________________________________
                                  Name:
                                  Title:


                             FLEET NATIONAL BANK


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE FUJI BANK, LIMITED


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE INDUSTRIAL BANK OF JAPAN, LTD.
                             Los Angeles Agency


                             By:  _______________________________________
                                  Name:
                                  Title:


                             MELLON BANK, N.A.


                             By:  _______________________________________
                                  Name:
                                  Title:





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